UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 18, 2005


                             Books-A-Million, Inc.
                 ------------------------------------------
             (Exact name of registrant as specified in its charter)

       DELAWARE                        0-20664                    63-0798460
   ----------------                --------------             -----------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


    402 Industrial Lane, Birmingham, Alabama                     35211
------------------------------------------------             -----------
    (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
            -------------------------------------------------------
                                 (205) 942-3737

                                      N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[  ]  Written communications  pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting  material  pursuant to Rule 14a-12  under the
      Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Awards
-----------------------

     On January 18, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Books-A-Million, Inc. (the "Company") awarded shares of restricted stock ("Restricted Shares") of the Company to Company executives under The Books-A-Million, Inc. Executive Incentive Plan (the "Plan"), previously filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 1995. Company executives receive grants of Restricted Shares if the Company achieves certain pre-established performance goals (the "RS Goals") during a three consecutive fiscal year performance period. In January 2004, the Committee approved the RS Goals in regard to restricted stock awards for fiscal years 2005 and 2006. The terms of such Restricted Shares are governed by the Plan and a standard form agreement (the "RS Agreement") which is delivered to each grantee, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

     RS Agreement: As detailed more fully in the RS Agreement, Company executives receive grants of restricted shares of Company common stock, par value $.01 per share. The Restricted Shares vest and all restrictions thereon are removed on the earliest of (i) the third anniversary of the grant date, (ii) the grantee's death or disability, (iii) the grantee's termination of employment by the Company for any reason other than for Cause (as defined in the RS Agreement) and (iv) a change of control at the Company. When the stock is restricted, the recipient may not sell, transfer, pledge or assign the Restricted Shares. If the grantee's employment with the Company is terminated for any reason other than by the Company for any reason other than for Cause (including the grantee's resignation) prior to the third anniversary of the grant date, all Restricted Shares shall be forfeited on the date of such termination of employment. In addition, as it deems appropriate, the Committee (as defined in the Plan) may remove any or all of the restrictions on the Restricted Shares at any time or from time to time.

Bonus Payment Plan
------------------

     In January 2004, the Committee approved a bonus program for the 2005 fiscal year (the "2005 Program") in connection with the preparation of the Company's annual operating budget for the 2005 fiscal year. The 2005 Program provides incentives to officers of the Company who could contribute significantly to increasing the Company's revenue, income and cash flow. Each executive officer, including the Chief Executive Officer, is eligible to receive an annual cash bonus of up to 100% of his or her fiscal 2005 base salary. The terms of the 2005 Program are outlined in a standard form letter (the "2005 Program Letter") which is delivered to each participant, a copy of which is attached hereto as
Exhibit 99.2 and which is incorporated herein by reference.

     2005 Program Letter: As detailed more fully in the 2005 Program Letter, an executive officer (including the Chief Executive Officer) is eligible to receive a bonus under the 2005 Program if the Company achieves certain pre-tax income goals and the executive officer accomplishes certain individual performance goals related to his or her job functions. The Committee will approve awards under the 2005 Program, as appropriate, upon receipt of the audited financial statements for the fiscal year ending on January 29, 2005.



                 Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

        Exhibit No.            Document Description
        -----------     -----------------------------------
           99.1         Form of Restricted Stock Agreement
           99.2         Form of Letter Regarding the 2005 Bonus Program

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BOOKS-A-MILLION, INC.
                                                ---------------------
                                                     (Registrant)


                                                January 24, 2005
                                                ---------------------
                                                        (Date)


                                                /s/ Richard S. Wallington
                                                -------------------------
                                                       (Signature)

                                                Name:  Richard S. Wallington
                                                Title:   Chief Financial Officer

                                 EXHIBIT INDEX



        Exhibit No.     Document Description
        -----------     -------------------------------
        99.1            Form of Restricted Stock Agreement
        99.2            Form of Letter Regarding the 2005 Bonus Program